Cross-State Air Pollution Role Issued by the EPA	12 Months Ended
Dec. 31, 2011
Cross-State Air Pollution Rule Issued by the EPA [Abstract]
Cross-State Air Pollution Rule Issued by the EPA
CROSS-STATE AIR POLLUTION RULE ISSUED BY THE EPA

In July 2011, the EPA issued the Cross-State Air Pollution Rule (CSAPR), compliance with which would require significant additional reductions of sulfur dioxide (SO2) and nitrogen oxide (NOx) emissions from our fossil-fueled generation units. In order to meet the emissions reduction requirements by the dates mandated in July 2011, we determined it would be necessary to idle two of our lignite/coal-fueled generation units at our Monticello facility by the end of 2011, switch the fuel we use at three lignite/coal-fueled generation units from a blend of Texas lignite and Wyoming Powder River Basin coal to 100 percent Powder River Basin coal, cease lignite mining operations that serve our Big Brown and Monticello generation facilities in the first quarter 2012 and construct upgraded scrubbers at five of our lignite/coal-fueled generation units. The action plan to cease operations at the mines required an evaluation of the remaining useful lives and recoverability of recorded values of tangible and intangible assets related to the mines. This evaluation resulted in the recording of accelerated depreciation and amortization expense in the third and fourth quarters of 2011 related to mine assets totaling $44 million. Also, in the third quarter 2011, we recorded asset impairments totaling $9 million related to capital projects in progress at the mines.

Additionally, because of emissions allowance limitations under the CSAPR, we would have excess SO2 emission allowances under the Clean Air Act's existing acid rain cap-and-trade program, and market values of such allowances are estimated to be de minimis based on Level 3 fair value estimates, which are described in Note 12. Accordingly, we recorded a noncash impairment charge of $418 million (before deferred income tax benefit) related to our existing SO2 emission allowance intangible assets in the third quarter 2011. SO2 emission allowances granted to us were recorded as intangible assets at fair value in connection with purchase accounting related to the Merger in October 2007.

Finally, employee severance charges totaling $49 million were accrued in the third quarter 2011 based upon our existing severance policy. The charges were associated with the probable elimination of approximately 500 positions as a result of the actions we determined would be necessary with respect to our generation and mining operations discussed above.

In August 2011, we petitioned the EPA to reconsider the CSAPR provisions and stay the effectiveness of those provisions, in each case as applied to Texas. In September 2011, we filed a petition for review in the U.S. Court of Appeals for the District of Columbia Circuit (D.C. Circuit Court) challenging the CSAPR as it applies to Texas. In that legal proceeding, we also filed a motion to stay the effective date of the CSAPR as applied to Texas.

On December 30, 2011, the D.C. Circuit Court granted our motion and all other motions for a judicial stay of the CSAPR in its entirety, including as applied to Texas. The D.C. Circuit Court's order does not invalidate the CSAPR but stays the implementation of its emissions reduction programs until a final ruling regarding the CSAPR's validity is issued by the D.C. Circuit Court. The D.C. Circuit Court's order states that the EPA is expected to continue administering the Clean Air Interstate Rule (the predecessor rule to the CSAPR) pending the court's resolution of the petitions for review. The D.C. Circuit Court has scheduled oral argument in the lawsuit for April 13, 2012.

In light of the stay, we did not idle the two Monticello generation units, and we have continued mining lignite at the mines that serve the Big Brown and Monticello generation facilities. While the legal challenge to the CSAPR is in process, we intend to continue evaluating the CSAPR, including the revisions discussed below, alternatives for compliance and the expected effects on our operations, liquidity and financial results.

As a result of the legal proceedings, in the fourth quarter 2011 we reversed the $49 million severance accrual on the basis that the severance actions were no longer probable. The emission allowances and other impairments are not reversible under accounting rules and are reported in other deductions.

In February 2012, the EPA released a final rule (Final Revisions) and a direct-to-final rule (Direct Final Rule) revising certain aspects of the CSAPR, including increases in the emissions budgets for Texas and our generation assets as compared to the July 2011 version of the rule. As compared to the proposed revisions issued by the EPA in October 2011, these recent rules finalize emissions budgets for our generation assets that are approximately 6% lower for SO2, 3% higher for annual NOx and 2% higher for seasonal NOx. Because the CSAPR is currently stayed by the D.C. Circuit Court, the Final Revisions and the Direct Final Rule do not impose any immediate legal or compliance requirements on us, the State of Texas, or other affected parties. We cannot predict whether, when, or in what form the CSAPR, the Final Revisions, or the Direct Final Rule will take effect.